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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Komag, Incorporated Restated 1987 Stock Option Plan, of our report dated January 17, 1996, with respect to the consolidated financial statements and schedule of Komag, Incorporated included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.






                                                       ERNST & YOUNG LLP

San Jose, California
June 7, 1996